UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09135

Nuveen New York Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report September 30, 2016

NNY
Nuveen New York Municipal Value Fund, Inc.

NYV
Nuveen New York Municipal Value Fund 2

NAN
Nuveen New York Dividend Advantage Municipal Fund

NRK
Nuveen New York AMT-Free Municipal Income Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Statement of Cash Flows	55

Financial Highlights	56

Notes to Financial Statements	61

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Annual Investment Management Agreement Approval Process	79

Board Members and Officers	87

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Chairman's Letter to Shareholders
Dear Shareholders,
After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy's strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.
A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed's intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to "full" employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.
Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.'s June 23rd "Brexit" vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.
Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 November 22, 2016

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Portfolio Manager's Comments
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
 Nuveen New York AMT-Free Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, discusses economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended September 30, 2016?
Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For the third quarter of 2016, real GDP increased at an annual rate of 2.9%, as reported by the "advance" estimate of the Bureau of Economic Analysis, up from 1.4% in the second quarter of 2016.
The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 5.0% in September 2016 from 5.1% in September 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.3% annual gain in August 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers' willingness to buy. The Consumer Price Index (CPI) rose 1.5% over the twelve-month reporting period

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Manager's Comments (continued)
ended September 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.
Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.'s "Brexit" vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.
With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.
Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for "safe haven" assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March 2016, supporting assets that carry more risk. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April 2016 meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.'s Brexit vote led the Fed to again hold rates steady at its June and July meetings. At the September meeting, the Fed indicated the case for increasing rates had strengthened but left the rate unchanged in anticipation of further progress toward its objectives. The Fed's policy making committee has one more meeting in 2016, with expectations favoring a rate hike potentially in December.
The U.K.'s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. July and August were relatively calm in the markets, then some headwinds resumed in September. Concerns about central bank actions, in the U.S., Europe and Japan, as well as an escalation of European banking sector woes and uncertainty about the U.S. presidential election triggered elevated volatility in the markets during the final month of the reporting period. After the close of the reporting period, similar to the Brexit response, the unexpected result of the U.S. election contributed to choppy trading across global markets.
The broad municipal bond market performed well during the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. The Fed's continued delays in raising short-term interest rates drove bond yields to lower levels over the reporting period. The largest declines were in longer-dated bond yields, while yields on the short end (zero to three years) of the yield curve increased, driven by anticipation of new money market fund regulations that triggered volatility in short-term rates. This caused the municipal yield curve to flatten over the reporting period.
The demand for municipal bonds continued to outpace supply. During the reporting period, municipal bond gross issuance nationwide totaled $412.3 billion, a 3.6% drop from the issuance for the twelve-month period ended September 30, 2015. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds

6	NUVEEN

outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 had already exceeded 2015's total volume for the year. The bouts of heightened volatility across other risky assets, uncertainty about the Fed's rate increases and the low to negative yields of European and Asian bonds have bolstered the appeal of municipal bonds' risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed's rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.
The fundamental backdrop also remained favorable for municipal bonds. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
How were economic and market conditions in New York during the twelve-month reporting period ended September 30, 2016?
New York State's $1.4 trillion economy represents 8.1% of U.S. GDP and, according to the International Monetary Fund, would be the 11th largest economy in the world on a standalone basis. As of September 2016, the state's unemployment rate registered 5.0%, matching the national average of 5.0%. According to the S&P CoreLogic Case-Shiller U.S. National Home Price Index of 20 major metropolitan areas, housing prices in New York City rose 1.7% over the twelve months ended August 2016 (most recent data available at the time this report was prepared), compared with an average increase of 5.3% nationally. The state's budget picture has improved considerably over the past few years, though Fiscal Year 2016 did show a small General Fund deficit. Revenues have been increased through tax hikes and expenditures have been more tightly controlled. On a significant positive note, New York State has collected approximately $8.7 billion in various settlements and assessments from the financial industry over the past two years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate, and provide funds for the replacement of the Tappan Zee Bridge. The adopted $156 billion budget for Fiscal Year 2017 is 9.9% higher than the adopted Fiscal Year 2016 budget, though State Operating Funds expenditures increased only 3.3% in Fiscal Year 2017. The Fiscal Year 2017 budget contains no new taxes. The budget includes a $1.5 billion increase in education spending. New York is a high income state, with per-capita income at 121% of the U.S. average, fourth-highest among the 50 states. New York is a heavily indebted state. The state's pensions have traditionally been well funded, though they did decline with the stock market financial crisis. As of September 2016, Moody's rates New York "Aa1" with a stable outlook. Moody's upgraded New York State from Aa2 to Aa1 on June 16, 2014 citing the State's sustained improvements in fiscal governance. S&P rates the state "AA+" with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the State's improved budget framework. New York municipal bond supply totaled $46 billion for the twelve-month period ended September 30, 2016, a 4.1 % gross issuance increase from the same period ended September 30, 2015. This ranked New York third among state issuers behind California and Texas.
What key strategies were used to manage the New York Funds during the twelve-month reporting period ended September 30, 2016?
Despite the volatility during this reporting period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market to appreciate during the twelve-month reporting period. The New York municipal market slightly underperformed the national market.
Our trading activity continued to focus on pursuing the Funds' investment objectives. Our approach focused on two areas of the New York municipal market. First, we looked for high quality bonds issued by large issuers that would likely maintain their liquidity, even if market conditions turned more volatile. Our second emphasis was on selectively buying bonds offering compelling yields in

NUVEEN	7

Portfolio Manager's Comments (continued)
exchange for taking appropriate credit risk. These included purchases of tobacco securitization credits, charter school bonds and higher education issues.
To fund these purchases, we mostly used the proceeds from called and maturing bonds. Market conditions continued to be favorable for refunding activity, as issuers continued to refinance bonds to lower their debt costs. As such, call activity provided ample cash for our trading activities. In addition, the Funds occasionally sold bonds that were maturing in less than one year. For NAN and NRK, we also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Fund's leverage.
As of September 30, 2016, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the twelve-month reporting period ended September 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2016. Each Fund's total returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the twelve months ended September 30, 2016, the total return at common share NAV for NNY, NAN and NRK exceeded the return for the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index, while NYV performed in line with the state index and trailed the national index. For the same period, NRK exceeded, while the other three Funds lagged the average return for the Lipper New York Municipal Debt Funds Classification Average.
The main contributor to the Funds' relative performance during this reporting period was yield curve and duration positioning. We continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the benchmark. This positioning was advantageous in this reporting period as longer dated bonds generally outperformed shorter dated bonds as the yield curve flattened. We should note that the positive influence of yield curve and duration positioning was more muted in NYV than in the other three Funds, in part due to NYV's more recent inception date in 2009. As the bonds we bought at that time have drifted down the yield curve and approach their call dates, they have caused NYV's duration to shorten, lessening the performance advantage that duration positioning provided during this reporting period.
Credit ratings exposure was a secondary driver of the Funds' performance during this reporting period. Credit spread contraction and investor demand for higher-yielding securities continued to support the outperformance of lower-rated municipal bonds over this reporting period. The Funds were positioned with overweight allocations to the lower-quality categories (BBB rated and below investment grade) and underweight allocations to the highest-quality categories (AAA and AA rated), which was beneficial to performance.
Sector performance was mixed over this reporting period. Revenue sectors generally outperformed, driven by investors' reach for yield. Tobacco was the best performing sector during this reporting period, followed by the industrial development revenue/pollution control revenue (IDR/PCR) and health care sectors. On the opposite end, the pre-refunded and tax-supported sectors underperformed, generally due to their higher credit quality being out of favor with investors in this reporting period.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an inde-

8	NUVEEN

pendent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NYV had no exposure to Puerto Rico debt, NAN held 0.8%, NNY held 2.9% and NRK had an allocation of 3.1%, with all of the Funds' Puerto Rico holdings in insured bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016 (subsequent to the close of this reporting period), the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

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Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.
As of September 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	2.62%	5.01%	37.52%	37.27%
Regulatory Leverage*	0.00%	0.00%	32.45%	35.85%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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THE FUNDS' REGULATORY LEVERAGE
As of September 30, 2016, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.
	iMTP Shares		VMTP Shares		VRDP Shares
		Shares		Shares		Shares
		Issued at		Issued at		Issued at
		Liquidation		Liquidation		Liquidation
	Series	Preference	Series	Preference	Series	Preference	Total
NAN	—	$—	2019	$147,000,000	1	$89,000,000	$236,000,000
NRK	2017	$79,000,000	—	$—	1	$112,300,000
		—	—	—	2	164,800,000
		—	—	—	3	161,700,000
		—	—	—	4	50,000,000
		—	—	—	5	175,000,000
		$79,000,000		$—		$663,800,000	$742,800,000
During the current reporting period, NAN refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NAN issued an additional $53,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NRK issued $175,000,000 Series 5 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Funds' respective transactions.

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Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of September 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
October 2015	$0.0325	$0.0525	$0.0665	$0.0585
November	0.0325	0.0525	0.0665	0.0585
December	0.0325	0.0525	0.0665	0.0585
January	0.0325	0.0525	0.0665	0.0585
February	0.0325	0.0525	0.0665	0.0585
March	0.0325	0.0525	0.0665	0.0585
April	0.0325	0.0525	0.0665	0.0585
May	0.0325	0.0525	0.0665	0.0585
June	0.0325	0.0525	0.0650	0.0585
July	0.0325	0.0525	0.0650	0.0585
August	0.0325	0.0525	0.0650	0.0585
September 2016	0.0325	0.0525	0.0605	0.0555
Total Monthly Per Share Distributions	$0.3900	$0.6300	$0.7875	$0.6990
Ordinary Income Distribution*	$0.0022	$—	$0.0023	$—
Total Distributions from Net Investment Income	$0.3922	$0.6300	$0.7898	$0.6990
Total Distributions from Long-Term Capital Gains*	$—	$—	$0.0029	$—
Total Distributions	$0.3922	$0.6300	$0.7927	$0.6990

Yields
Market Yield**	3.78%	3.96%	4.74%	4.72%
Taxable-Equivalent Yield**	5.63%	5.89%	7.05%	7.02%

*	Distribution paid in December 2015.
**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has

12	NUVEEN

earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of September 30, 2016, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	2,500	6,800
Common shares authorized for repurchase	1,520,000	235,000	3,115,000	8,760,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of September 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$10.33	$16.14	$15.78	$15.17
Common share price	$10.33	$15.90	$15.33	$14.12
Premium/(Discount) to NAV	0.00%	(1.49)%	(2.85)%	(6.92)%
12-month average premium/(discount) to NAV	(0.79)%	(3.00)%	(6.00)%	(8.82)%

NUVEEN	13

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NYV.
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NRK.

14	NUVEEN

NNY
Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of September 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	7.23%	4.85%	4.65%
NNY at Common Share Price	10.56%	5.94%	5.39%
S&P Municipal Bond New York Index	5.61%	4.47%	4.67%
S&P Municipal Bond Index	5.84%	4.67%	4.68%
Lipper New York Municipal Debt Funds Classification Average	8.88%	7.00%	5.25%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.9%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	22.1%
Education and Civic Organizations	20.3%
Tax Obligation/Limited	19.0%
U.S. Guaranteed	10.5%
Utilities	8.2%
Water and Sewer	4.5%
Other	15.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	24.7%
AA	41.8%
A	12.9%
BBB	7.1%
BB or Lower	8.8%
N/R (not rated)	4.7%
Total	100%

NUVEEN	15

NYV
Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of September 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
NYV at Common Share NAV	5.62%	5.23%	6.11%
NYV at Common Share Price	11.45%	6.94%	5.50%
S&P Municipal Bond New York Index	5.61%	4.47%	5.32%
S&P Municipal Bond Index	5.84%	4.67%	5.56%
Lipper New York Municipal Debt Funds Classification Average	8.88%	7.00%	5.98%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	24.3%
Tax Obligation/Limited	21.5%
Education and Civic Organizations	14.2%
Transportation	12.0%
Housing/Multifamily	8.2%
Utilities	5.6%
Other	14.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	42.7%
AA	31.7%
A	7.6%
BBB	6.5%
BB or Lower	8.0%
N/R (not rated)	3.5%
Total	100%

16	NUVEEN

NAN
Nuveen New York Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	8.77%	6.27%	5.73%
NAN at Common Share Price	20.51%	8.05%	5.82%
S&P Municipal Bond New York Index	5.61%	4.47%	4.67%
S&P Municipal Bond Index	5.84%	4.67%	4.68%
Lipper New York Municipal Debt Funds Classification Average	8.88%	7.00%	5.25%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.3%
Common Stocks	0.6%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	154.0%
Floating Rate Obligations	(6.0)%
VMTP Shares, at Liquidation Preference	(29.9)%
VRDP Shares, at Liquidation Preference	(18.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.1%
Education and Civic Organizations	17.0%
Transportation	15.0%
Tax Obligation/General	9.0%
U.S. Guaranteed	8.6%
Utilities	7.5%
Consumer Staples	6.3%
Water and Sewer	5.0%
Other	13.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	23.7%
AA	39.2%
A	13.3%
BBB	7.0%
BB or Lower	11.2%
N/R (not rated)	5.2%
N/A (not applicable)	0.4%
Total	100%

NUVEEN	17

NRK
Nuveen New York AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of September 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	10.71%	5.43%	5.27%
NRK at Common Share Price	18.04%	6.04%	5.54%
S&P Municipal Bond New York Index	5.61%	4.47%	4.67%
S&P Municipal Bond Index	5.84%	4.67%	4.68%
Lipper New York Municipal Debt Funds Classification Average	8.88%	7.00%	5.25%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.7%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations, iMTP Shares, at Liquidation Preference &VRDP Shares, at Liquidation Preference	158.5%
Floating Rate Obligations	(2.6)%
iMTP Shares, at Liquidation Preference	(5.9)%
VRDP Shares, at Liquidation Preference	(50.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.6%
Education and Civic Organizations	17.6%
Transportation	12.8%
Water and Sewer	7.3%
U.S. Guaranteed	6.7%
Consumer Staples	6.5%
Utilities	6.2%
Health Care	5.6%
Tax Obligation/General	5.3%
Other	3.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	27.9%
AA	40.0%
A	15.3%
BBB	4.6%
BB or Lower	9.7%
N/R (not rated)	2.5%
Total	100%

18	NUVEEN

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for NNY, NYV, NAN and NRK; at this meeting the shareholders were asked to elect Board Members.

	NNY	NYV	NAN		NRK
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
William C. Hunter
For	12,889,424	2,125,951	—	1,485	—	10,340
Withhold	294,774	88,731	—	—	—	—
Total	13,184,198	2,214,682	—	1,485	—	10,340
William J. Schneider
For	—	—	—	1,485	—	10,340
Withhold	—	—	—	—	—	—
Total	—	—	—	1,485	—	10,340
Judith M. Stockdale
For	12,903,073	2,129,396	26,229,080	—	70,836,703	—
Withhold	281,125	85,286	918,545	—	5,296,414	—
Total	13,184,198	2,214,682	27,147,625	—	76,133,117	—
Carole E. Stone
For	12,882,478	2,069,645	26,237,009	—	71,010,867	—
Withhold	301,720	145,037	910,616	—	5,122,250	—
Total	13,184,198	2,214,682	27,147,625	—	76,133,117	—
Margaret L. Wolff
For	12,837,108	2,129,396	26,253,210	—	71,316,041	—
Withhold	347,090	85,286	894,415	—	4,817,076	—
Total	13,184,198	2,214,682	27,147,625	—	76,133,117	—

NUVEEN	19

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Dividend Advantage Municipal Fund
 Nuveen New York AMT-Free Municipal Income Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund (the "Funds") as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended and the financial highlights for each of the years in the three-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows (Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York AMT-Free Municipal Income Fund only) for the year then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 November 28, 2016

20	NUVEEN

NNY
Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.9% (100.0% of Total Investments)
	Consumer Discretionary – 1.2% (1.3% of Total Investments)
$1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$1,986,797
	Consumer Staples – 3.4% (3.3% of Total Investments)
1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	12/16 at 100.00	BB	1,010,000
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	12/16 at 100.00	B–	501,790
2,875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	12/16 at 100.00	B–	2,873,074
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
335	4.750%, 6/01/22	12/16 at 100.00	BBB–	335,332
345	5.000%, 6/01/26	12/16 at 100.00	BB–	345,807
240	5.125%, 6/01/42	12/16 at 100.00	B–	239,642
5,295	Total Consumer Staples			5,305,645
	Education and Civic Organizations – 20.5% (20.3% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	281,419
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	373,189
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	770,145
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5.000%, 6/01/43	6/24 at 100.00	Aa2	1,487,963
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
110	5.000%, 4/15/33	4/23 at 100.00	BB+	113,524
160	5.000%, 4/15/43	4/23 at 100.00	BB+	163,395
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	1,211,131
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	477,134
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,265,010
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	No Opt. Call	Aa3	287,960
265	5.000%, 7/01/33	No Opt. Call	Aa3	322,126
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,561,899
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,552,693
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	595,849
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,296,695

NUVEEN	21

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA–	$926,531
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	AA–	2,958,759
280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	306,250
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A–	343,890
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	967,806
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,174,030
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,165,780
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,448,650
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
25	5.000%, 7/01/40	7/25 at 100.00	BBB	28,948
25	5.000%, 7/01/45	7/25 at 100.00	BBB	28,823
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BBB	1,513,155
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BBB	1,183,930
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	12/16 at 100.00	Baa1	1,614,540
800	4.750%, 3/01/46 – NPFG Insured	12/16 at 100.00	AA–	802,664
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,542,755
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	340,218
28,425	Total Education and Civic Organizations			32,106,861
	Financials – 0.9% (0.9% of Total Investments)
1,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,385,540
	Health Care – 3.6% (3.6% of Total Investments)
990	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,002,137
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	393,036
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,165,025
565	6.125%, 12/01/29	12/18 at 100.00	Ba1	612,460
1,155	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,252,505
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	12/16 at 100.00	BB	291,337
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	283,048
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/17 at 100.00	BB–	501,185

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/16 at 100.00	BB–	$155,367
5,315	Total Health Care			5,656,100
	Housing/Multifamily – 1.6% (1.6% of Total Investments)
210	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/16 at 100.00	AA	210,783
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,072,490
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	1,305,575
2,460	Total Housing/Multifamily			2,588,848
	Industrials – 1.8% (1.8% of Total Investments)
100	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	114,717
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,713,898
2,450	Total Industrials			2,828,615
	Long-Term Care – 0.9% (0.9% of Total Investments)
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	455,032
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa1	270,421
135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	12/16 at 100.00	N/R	135,046
170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	12/16 at 100.00	N/R	170,502
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/18 at 100.00	N/R	180,572
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/18 at 100.00	N/R	225,965
1,470	Total Long-Term Care			1,437,538
	Tax Obligation/General – 2.1% (2.1% of Total Investments)
1,930	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25	12/17 at 100.00	AA	2,026,558
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,238,560
2,930	Total Tax Obligation/General			3,265,118
	Tax Obligation/Limited – 19.1% (19.0% of Total Investments)
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
430	5.750%, 7/01/18	No Opt. Call	AA	452,205
1,400	6.000%, 7/01/20	No Opt. Call	AA	1,610,322
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	2,703,666
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C:
1,000	5.000%, 3/15/32	9/25 at 100.00	AAA	1,244,000
640	5.000%, 3/15/35	9/25 at 100.00	AAA	788,486
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/29	No Opt. Call	A	2,965,575
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,685,550

NUVEEN	23

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/17 at 100.00	A–	$562,234
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	1,214,520
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,638,585
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	3,620,100
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	2,006,693
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,496,068
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,840,040
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	699,366
20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	4,513,399
41,975	Total Tax Obligation/Limited			30,040,809
	Transportation – 22.3% (22.1% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	3,085,100
3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	4,120,059
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	1,321,342
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,438,560
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/46	11/26 at 100.00	AA–	6,032,399
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	494,970
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	759,799
665	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	727,723
1,830	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,074,104
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/40	5/25 at 100.00	AA–	7,104,071
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	1,879,810
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/16 at 100.00	Baa1	231,737
1,160	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,360,077
2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	5/26 at 100.00	AA–	2,444,480
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	921,055
30,395	Total Transportation			34,995,286

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 10.6% (10.5% of Total Investments) (6)
$990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.750%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	$1,045,193
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	BBB– (6)	1,579,082
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (6)	2,492,154
395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 (Pre-refunded 11/21/16) – CIFG Insured	11/16 at 100.00	AA (6)	396,521
400	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	402,636
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	284,242
260	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	264,157
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A:
1,365	5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	AA– (6)	1,433,946
1,635	5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (6)	1,717,584
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	2,207,541
1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA+ (6)	1,224,009
2,830	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D-1, 5.125%, 12/01/25 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	2,972,717
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 15.629%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF)	8/17 at 100.00	AA (6)	372,008
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (6)	177,152
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	53,231
15,420	Total U.S. Guaranteed			16,622,173
	Utilities – 8.3% (8.2% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,079,020
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	99,301
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	158,580
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	453,268
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,463,675
2,490	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	2,539,028
450	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/17 at 100.00	N/R	450,234
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,393,001
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,320,462
11,355	Total Utilities			12,956,569

NUVEEN	25

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 4.5% (4.5% of Total Investments)
$300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	$365,340

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A:

2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,582,307
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	3,054,125
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,147,200
5,900	Total Water and Sewer			7,148,972
$156,340	Total Long-Term Investments (cost $146,275,505)			158,324,871
	Floating Rate Obligations – (2.1)%			(3,255,000)
	Other Assets Less Liabilities – 1.2%			1,869,157
	Net Assets Applicable to Common Shares – 100%			$156,939,028

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

26	NUVEEN

NYV
Nuveen New York Municipal Value Fund 2
	Portfolio of Investments	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 97.3% (100.0% of Total Investments)
	Consumer Staples – 4.3% (4.4% of Total Investments)
$1,320	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,631,560
	Education and Civic Organizations – 13.8% (14.2% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	1,079,100
270	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	275,597
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
25	5.000%, 4/15/33	4/23 at 100.00	BB+	25,801
40	5.000%, 4/15/43	4/23 at 100.00	BB+	40,849
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	114,972
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	No Opt. Call	AA–	243,824
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,136,850
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	115,039
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	2,203,827
7,830	Total Education and Civic Organizations			5,235,859
	Financials – 1.1% (1.1% of Total Investments)
300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	415,662
	Health Care – 2.5% (2.6% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A	56,148
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21	12/18 at 100.00	Ba1	313,238
140	6.125%, 12/01/29	12/18 at 100.00	Ba1	151,760
245	6.250%, 12/01/37	12/18 at 100.00	Ba1	265,683
160	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/16 at 100.00	BB–	160,379
880	Total Health Care			947,208
	Housing/Multifamily – 8.0% (8.2% of Total Investments)
1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	12/16 at 100.00	AA+	1,523,625
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,047,090
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	471,222
2,950	Total Housing/Multifamily			3,041,937

NUVEEN	27

NYV	Nuveen New York Municipal Value Fund 2
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.8% (1.9% of Total Investments)
$25	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	$28,679
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	669,813
605	Total Industrials			698,492
	Tax Obligation/General – 1.2% (1.3% of Total Investments)
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	465,292
	Tax Obligation/Limited – 21.0% (21.5% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,316,448
560	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	675,517
1,800	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	2,217,618
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,737,052
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA	1,638,585
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	366,384
7,070	Total Tax Obligation/Limited			7,951,604
	Transportation – 11.7% (12.0% of Total Investments)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,143,440
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (4)	10/17 at 100.00	N/R	659,960
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	178,438
170	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	186,034
445	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	504,359
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/16 at 100.00	Baa1	185,389
140	6.000%, 12/01/36	12/20 at 100.00	Baa1	164,147
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	1,413,020
5,415	Total Transportation			4,434,787
	U.S. Guaranteed – 23.6% (24.3% of Total Investments) (5)
290	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	348,481
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa2 (5)	1,031,870
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A3 (5)	1,505,475
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A (5)	1,677,825

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	$1,046,996
150	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (5)	150,989
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	1,379,328
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (5)	764,998
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 11.678%, 3/15/37 (Pre-refunded 3/15/17) (IF) (6)	3/17 at 100.00	AAA	1,054,060
8,375	Total U.S. Guaranteed			8,960,022
	Utilities – 5.5% (5.6% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	27,584
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	334,781
605	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	616,912
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,086,380
1,820	Total Utilities			2,065,657
	Water and Sewer – 2.8% (2.9% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	1,056,330
$37,865	Total Long-Term Investments (cost $32,774,686)			36,904,410
	Other Assets Less Liabilities – 2.7%			1,022,442
	Net Assets Applicable to Common Shares – 100%			$37,926,852

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

NUVEEN	29

NAN
Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.3% (99.6% of Total Investments)
	Consumer Discretionary – 1.1% (0.7% of Total Investments)
$5,300	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	$5,400,011
	Consumer Staples – 9.5% (6.3% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
12,500	5.000%, 6/01/38	12/16 at 100.00	BB	12,624,998
3,210	5.000%, 6/01/45	12/16 at 100.00	BB–	3,210,193
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	12/16 at 100.00	B–	1,354,833
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	12/16 at 100.00	B–	12,406,680
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,390	4.750%, 6/01/22	12/16 at 100.00	BBB–	1,391,376
4,390	5.000%, 6/01/26	12/16 at 100.00	BB–	4,400,273
3,800	5.000%, 6/01/34	12/16 at 100.00	B	3,804,864
7,530	5.125%, 6/01/42	12/16 at 100.00	B–	7,518,780
46,585	Total Consumer Staples			46,711,997
	Education and Civic Organizations – 25.9% (17.0% of Total Investments)
1,295	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	1,325,225
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B	1,668,109
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	3,352,698
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,245,047
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,464,066
1,405	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.250%, 11/01/34	11/24 at 100.00	BB	1,549,322
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
475	5.000%, 4/15/33	4/23 at 100.00	BB+	490,219
690	5.000%, 4/15/43	4/23 at 100.00	BB+	704,642
5,575	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	5,746,431
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	2,023,507
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	2,479,880
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	4,737,267
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,080,230

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
$1,120	5.000%, 7/01/31	No Opt. Call	Aa3	$1,372,403
1,245	5.000%, 7/01/33	No Opt. Call	Aa3	1,513,385
2,000	5.000%, 7/01/34	7/25 at 100.00	Aa3	2,422,300
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	5,977,492
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,287,152
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	1,986,163
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	2,296,695
2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,475,609
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	320,206
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	No Opt. Call	AA–	1,221,790
2,300	5.000%, 7/01/35	No Opt. Call	AA–	2,803,976
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
8,925	5.000%, 7/01/35	7/26 at 100.00	AA–	11,080,923
610	5.000%, 7/01/36	7/26 at 100.00	AA–	756,748
1,495	4.000%, 7/01/41	7/26 at 100.00	AA–	1,667,403
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	9,094,800
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	1,750,000
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A–	272,125
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,156,142
265	5.000%, 9/01/43	9/23 at 100.00	A–	303,770
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,888,522
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AA	6,082,300
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,421,053
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	A–	1,044,887
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
75	5.000%, 7/01/40	7/25 at 100.00	BBB	86,843
85	5.000%, 7/01/45	7/25 at 100.00	BBB	97,997
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BBB	1,007,840
235	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BBB	237,103
3,515	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BBB	3,545,827
5,050	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BBB	5,088,380
400	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BBB	403,508

NUVEEN	31

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$7,555	4.500%, 3/01/39 – FGIC Insured	12/16 at 100.00	Baa1	$7,576,305
2,750	4.750%, 3/01/46 – NPFG Insured	12/16 at 100.00	AA–	2,759,158
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,146,320
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,811,700
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	Baa2	1,710,556
	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	A3	1,223,838
1,750	5.000%, 9/01/41	3/22 at 100.00	A3	1,990,380
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	2,562,976
113,285	Total Education and Civic Organizations			127,311,218
	Financials – 3.2% (2.1% of Total Investments)
4,725	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	6,330,177
6,885	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	9,539,443
11,610	Total Financials			15,869,620
	Health Care – 6.9% (4.5% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	393,036
350	5.200%, 7/01/32	7/20 at 100.00	A	390,422
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,665	6.500%, 12/01/21	12/18 at 100.00	Ba1	5,127,208
2,420	6.125%, 12/01/29	12/18 at 100.00	Ba1	2,623,280
4,800	6.250%, 12/01/37	12/18 at 100.00	Ba1	5,205,216
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	1,137,640
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	4,328,112
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	572,520
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
2,550	5.000%, 7/01/31	7/26 at 100.00	A–	3,127,091
1,500	5.000%, 7/01/46	7/26 at 100.00	A–	1,784,805
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	12/16 at 100.00	BB	713,273
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	845,030
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	3,090,879
1,610	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	2/17 at 100.00	N/R	1,625,134

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,265	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/17 at 100.00	BB–	$2,270,368
650	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/16 at 100.00	BB–	651,541
30,515	Total Health Care			33,885,555
	Housing/Multifamily – 2.4% (1.6% of Total Investments)
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	4,190,000
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	757,551
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,039,580
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	628,296
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,114,740
1,385	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,409,902
685	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	687,110
11,375	Total Housing/Multifamily			11,827,179
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	700,644
	Industrials – 4.1% (2.7% of Total Investments)
445	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	510,491
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	19,799,900
17,590	Total Industrials			20,310,391
	Long-Term Care – 2.1% (1.4% of Total Investments)
2,095	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	2,191,475
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa1	1,276,989
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
100	5.125%, 7/01/30 – ACA Insured	12/16 at 100.00	N/R	100,042
850	5.000%, 7/01/35 – ACA Insured	12/16 at 100.00	N/R	850,289
3,240	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/18 at 100.00	N/R	3,275,446
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
760	5.500%, 7/01/18	12/16 at 100.00	N/R	762,242
1,155	5.800%, 7/01/23	12/16 at 100.00	N/R	1,159,955
	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1:
160	5.500%, 7/01/18	12/16 at 100.00	N/R	135,331
340	5.800%, 7/01/23	7/18 at 100.00	N/R	261,253
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/18 at 100.00	N/R	170,729
10,145	Total Long-Term Care			10,183,751

NUVEEN	33

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.7% (9.0% of Total Investments)
$500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A, 5.000%, 1/01/38	1/26 at 100.00	A+	$594,935
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
3,630	5.000%, 4/01/26	No Opt. Call	A+	4,596,996
5,000	5.000%, 4/01/42	4/26 at 100.00	A+	5,935,150
	New York City, New York, General Obligation Bonds, Fiscal 2007, Series 2007D-1:
11,130	5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	11,685,498
10,000	5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	10,496,700
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	443,300
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	1,197,540
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,173,589
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	6,192,800
8,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	10,251,308
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	4,506,142
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	15.915%, 3/01/31 (IF) (4)	3/23 at 100.00	AA	5,657,125
1,525	15.915%, 3/01/31 (IF) (4)	3/23 at 100.00	AA	2,760,677
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	781,877
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	811,440
55,870	Total Tax Obligation/General			67,085,077
	Tax Obligation/Limited – 27.5% (18.1% of Total Investments)
1,285	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA	1,324,951
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,133,889
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	No Opt. Call	AAA	1,186,330
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	5,825,150
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,458,186
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	1,169,680
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C:
1,500	5.000%, 3/15/32	9/25 at 100.00	AAA	1,866,000
1,000	5.000%, 3/15/35	9/25 at 100.00	AAA	1,232,010
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A. Groups A,B&C, 5.000%, 3/15/33	No Opt. Call	AAA	1,249,860
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/29	No Opt. Call	A	2,965,575
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
6,700	5.750%, 2/15/47	2/21 at 100.00	A	7,899,769
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,304,940
5,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,587,010

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
$1,815	5.000%, 11/15/27	No Opt. Call	AA	$2,212,558
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,737,845
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA	2,360,789
3,370	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/17 at 100.00	A–	3,383,446
6,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	6,578,650
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	AA	2,226,011
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/40	1/26 at 100.00	AA	5,479,150
405	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	414,603
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,452,160
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,623,159
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	3,738,344
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	9,388,456
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	5,092,738
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/35	5/26 at 100.00	AAA	6,150,550
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	5,885,000
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	2,311,580
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 11.949%, 5/01/38 (IF)	5/19 at 100.00	AAA	3,112,968
6,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	7,149,600
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	13,098,960
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	2,432,725
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	3,610,720
12,500	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,524,625
140,085	Total Tax Obligation/Limited			135,167,987
	Transportation – 22.7% (15.0% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B:
5,060	4.000%, 11/15/36	11/26 at 100.00	AA–	5,625,000
8,140	5.000%, 11/15/37	11/26 at 100.00	AA–	9,877,076
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	AA–	9,255,300

NUVEEN	35

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
$4,000	5.000%, 11/15/34	11/20 at 100.00	AA–	$4,608,840
1,560	5.250%, 11/15/40	11/20 at 100.00	AA–	1,796,761
6,640	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	7,816,342
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	2,402,440
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	AA–	6,438,824
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	65,996
5,500	5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	1,814,890
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,280,949
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,855	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,059,143
1,010	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,105,263
7,910	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,965,115
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
6,000	5.000%, 9/01/33	9/24 at 100.00	AA–	7,331,880
4,000	5.000%, 9/01/34	9/24 at 100.00	AA–	4,871,520
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	AA–	10,556,721
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	5,769,350
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	12/16 at 100.00	Baa1	1,050,539
5,000	6.000%, 12/01/36	12/20 at 100.00	Baa1	5,862,400
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	5/26 at 100.00	AA–	6,111,200
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	921,055
3,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 8.371%, 11/15/33 (IF) (4)	11/18 at 100.00	AA–	4,099,760
98,730	Total Transportation			111,686,364
	U.S. Guaranteed – 13.0% (8.6% of Total Investments) (6)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	BBB– (6)	3,450,586
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	BBB– (6)	1,173,720
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (6)	457,160
590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 (Pre-refunded 11/21/16) – CIFG Insured	11/16 at 100.00	AA (6)	592,272
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (6)	5,158,950
2,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34 (Pre-refunded 11/01/16)	11/16 at 100.00	A (6)	2,810,220

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (6)	$1,031,950
3,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (6)	3,628,205
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (6)	6,527,070
2,595	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	2,612,101
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
1,395	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	1,416,134
1,235	5.500%, 2/01/32 (Pre-refunded 2/01/17)	2/17 at 100.00	Aaa	1,254,748
795	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (6)	814,501
	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
2,920	5.000%, 12/15/26 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	AAA	3,069,533
7,020	5.000%, 12/15/27 (Pre-refunded 12/15/17) (UB)	12/17 at 100.00	N/R (6)	7,379,494
5,550	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AA+ (6)	5,781,491
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 11.678%, 3/15/37 (Pre-refunded 3/15/17) (IF) (4)	3/17 at 100.00	AAA	1,401,900
1,520	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 15.629%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF)	8/17 at 100.00	AA– (6)	1,739,853
835	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (6)	870,128
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (6)	1,746,016
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (6)	9,220,575
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	555,963
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)	6/19 at 100.00	BBB (6)	1,133,920
58,505	Total U.S. Guaranteed			63,826,490
	Utilities – 11.5% (7.5% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	3,776,570
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	408,236
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	1,715,018
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,143,880
8,265	5.000%, 5/01/38	5/21 at 100.00	A–	9,365,650
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,463,675
11,760	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	BB+	11,991,552

NUVEEN	37

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$3,700	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/17 at 100.00	N/R	$3,701,924
5,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	7,221,242
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,629,996
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,287,518
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,639,373
49,980	Total Utilities			56,344,634
	Water and Sewer – 7.6% (5.0% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	4,383,240
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,859,118
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	6,086,400
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	11,383,416
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	AAA	1,221,650
4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2016A, 5.000%, 6/15/32	6/26 at 100.00	AAA	5,049,960
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,325,722
31,730	Total Water and Sewer			37,309,506
$681,950	Total Municipal Bonds (cost $684,780,991)			743,620,424

Shares	Description (1)			Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Airlines – 0.6% (0.4% of Total Investments)
78,264	American Airlines Group Inc., (7)			$2,865,245
	Total Common Stocks (cost $2,431,776)			2,865,245
	Total Long-Term Investments (cost $687,212,767)			746,485,669
	Floating Rate Obligations – (6.0)%			(29,570,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (29.9)% (8)			(147,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (18.1)% (9)			(89,000,000)
	Other Assets Less Liabilities – 2.1%			10,356,673
	Net Assets Applicable to Common Shares – 100%			$491,272,342

38	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(7)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120– day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 19.7%.
(9)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 11.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	39

NRK
Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.7% (100.0% of Total Investments)
	Consumer Staples – 10.2% (6.5% of Total Investments)
$8,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	12/16 at 17.27	N/R	$1,096,800
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
27,580	5.000%, 6/01/38	12/16 at 100.00	BB	27,855,800
13,500	5.000%, 6/01/45	12/16 at 100.00	BB–	13,500,810
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	12/16 at 12.34	N/R	962,400
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	12/16 at 100.00	B–	1,314,690
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	12/16 at 100.00	B–	26,847,000
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	5,180,573
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
5,005	5.000%, 6/01/34	12/16 at 100.00	B	5,011,406
53,315	5.125%, 6/01/42	12/16 at 100.00	B–	53,235,556
150,255	Total Consumer Staples			135,005,035
	Education and Civic Organizations – 27.6% (17.6% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	3,076,161
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	8,190,619
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	267,150
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,759,981
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,121,220
3,905	5.250%, 11/01/34	11/24 at 100.00	BB	4,306,122
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
1,340	5.000%, 4/15/33	4/23 at 100.00	BB+	1,382,934
2,035	5.000%, 4/15/43	4/23 at 100.00	BB+	2,078,183
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College Project, Series 2014, 5.000%, 7/01/44	No Opt. Call	A	4,320,649
540	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/17 at 100.00	N/R	541,993
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,737,103
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A–	1,952,735
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	5,395,268
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	7,346,820

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
$1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	$1,905,196
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,494,767
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,209,498
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	17,648,288
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,828,545
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,486,203
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,371,675
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	No Opt. Call	Aa3	3,792,489
3,465	5.000%, 7/01/33	No Opt. Call	Aa3	4,211,950
2,000	5.000%, 7/01/34	7/25 at 100.00	Aa3	2,422,300
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
405	5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	417,409
1,320	5.000%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	1,360,590
6,680	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	7,783,068
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,187,360
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	7,008,560
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	15,231,449
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,089,120
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	993,081
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,540,518
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,934,400
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	5,691,920
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	11,140,900
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,295,182
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	14,871,330
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	No Opt. Call	AA–	10,996,110
8,955	5.000%, 7/01/45	7/25 at 100.00	AA–	10,604,332
11,920	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/34	7/26 at 100.00	AA–	14,834,798
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	3,193,148
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,709,950
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	13,141,986

NUVEEN	41

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
$800	5.000%, 7/01/39	7/24 at 100.00	A3	$934,608
1,500	5.000%, 7/01/44	7/24 at 100.00	A3	1,726,230
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,859,500
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,348,780
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010:
1,815	5.250%, 7/01/25	7/17 at 100.00	Ba1	1,857,979
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,187,500
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,147,720
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	2,053,446
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	2,046,146
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	A–	1,650,740
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
325	5.000%, 7/01/40	7/25 at 100.00	BBB	376,321
350	5.000%, 7/01/45	7/25 at 100.00	BBB	403,519
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,106,280
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,113,940
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BBB	6,868,430
5,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BBB	5,044,750
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BBB	1,037,828
14,500	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BBB	14,627,165
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,401,613
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	12/16 at 100.00	Baa1	4,291,470
31,650	5.000%, 3/01/36 – NPFG Insured	12/16 at 100.00	AA–	31,751,280
20,210	4.500%, 3/01/39 – FGIC Insured	12/16 at 100.00	Baa1	20,266,992
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,897,488
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	680,418
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,128,450
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,627,364
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,174,170
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	1,602,072
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,141,490
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,588,120
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	4,196,022
356,480	Total Education and Civic Organizations			367,010,891

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.6% (1.0% of Total Investments)
$1,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	$2,163,648
13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	19,168,946
15,450	Total Financials			21,332,594
	Health Care – 8.8% (5.6% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	A–	1,501,650
2,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,823,618
7,350	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	7,600,709
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,345	6.000%, 12/01/16	No Opt. Call	Ba1	4,382,802
5,430	6.500%, 12/01/21	12/18 at 100.00	Ba1	5,968,004
6,780	6.125%, 12/01/29	12/18 at 100.00	Ba1	7,349,520
14,770	6.250%, 12/01/37	12/18 at 100.00	Ba1	16,016,883
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	4,550,560
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	1,027,188
34,615	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A–	41,187,348
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,215,988
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,410,042
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	6,323,281
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	BBB	648,693
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	2,641,578
5,740	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/17 at 100.00	BB–	5,753,604
2,035	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	12/16 at 100.00	BB–	2,039,823
103,855	Total Health Care			116,441,291
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,117,522
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	471,222
50	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/16 at 100.00	AA	50,156
1,540	Total Housing/Multifamily			1,638,900
	Industrials – 3.3% (2.1% of Total Investments)
38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	43,918,944

NUVEEN	43

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.2% (0.2% of Total Investments)
$800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	$836,840
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,382,572
2,025	Total Long-Term Care			2,219,412
	Tax Obligation/General – 8.3% (5.3% of Total Investments)
15	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	16,660
500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding 2016A, 5.000%, 1/01/38	1/26 at 100.00	A+	594,935
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
4,145	5.000%, 4/01/28	4/26 at 100.00	A+	5,160,525
3,160	5.000%, 4/01/29	4/26 at 100.00	A+	3,908,162
5,660	5.000%, 4/01/35	4/26 at 100.00	A+	6,813,112
5,085	5.000%, 4/01/36	4/26 at 100.00	A+	6,097,220
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,329,900
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	No Opt. Call	AA	7,314,839
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,198,930
1,570	5.000%, 10/01/34	No Opt. Call	AA	1,882,320
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	10,376,684
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,197,540
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,395,080
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	6,057,550
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	4,088,738
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,618,890
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,189,830
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,626,022
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	9,731,440
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	9,220,152
750	New York City, New York, General Obligation Bonds, Fiscal 2016 Series E, 5.000%, 8/01/32	8/26 at 100.00	AA	932,558
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	12/16 at 100.00	AA	5,018
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,300,336
2,880	5.000%, 10/01/34	No Opt. Call	AA	3,383,827
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	3,992,860
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA	980,650
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA	1,034,832
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	1,090,656
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,147,248
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	935,371
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	858,054
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	885,256
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	904,317
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	927,728
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	919,245
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	935,313
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	941,471

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Refunding Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	$1,225,173
91,687	Total Tax Obligation/General			110,218,442
	Tax Obligation/Limited – 44.9% (28.6% of Total Investments)
65	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	12/16 at 100.00	N/R	65,253
525	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/17 at 100.00	N/R	527,263
4,955	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/17 at 100.00	AA–	4,975,910
1,000	Dormitory Authority of the State of New York, Master BOCES Program Lease Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,094,780
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	118,315
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	1,086,340
1,790	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,882,436
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	No Opt. Call	AAA	1,157,812
24,000	5.000%, 3/15/41	3/21 at 100.00	AAA	27,768,720
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	No Opt. Call	AAA	8,956,792
10,000	5.000%, 2/15/40	No Opt. Call	AAA	11,738,600
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	6,152,200
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	12,239,300
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	8,272,740
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A:
1,500	5.000%, 3/15/31	3/25 at 100.00	AAA	1,844,625
2,500	5.000%, 3/15/33	3/25 at 100.00	AAA	3,050,475
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	33,078,550
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/34	3/24 at 100.00	AAA	3,641,520
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/36	9/25 at 100.00	AAA	14,784,515
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	1,308,917
5,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/29	No Opt. Call	A	5,931,150
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
23,030	5.750%, 2/15/47	2/21 at 100.00	A	27,153,982
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,914,820
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	2,113,459
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	52,406,152
4,200	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA	4,269,552

NUVEEN	45

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$9,000	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	$9,768,780
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,085,420
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,470,197
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/17 at 100.00	A–	562,234
10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	10,566,324
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,535,566
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,375,345
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	13,273,700
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1:
4,000	4.000%, 7/15/40	1/26 at 100.00	AA	4,383,320
7,950	5.000%, 7/15/43	1/26 at 100.00	AA	9,559,319
1,290	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,320,586
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	7,341,641
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	28,271,495
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	38,305,800
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	6,170,082
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	16,471,963
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	6,193,200
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,891,946
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,770,000
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,147,110
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35	2/21 at 100.00	AAA	9,812,657
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	Aa3	22,305,046
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,766,400
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	33,379,164
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,844,720
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,222,960
7,065	New York State Urban Development Corporation, State Facilities Revenue Bonds, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (4)	No Opt. Call	AA	7,713,214
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	14,471,930

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	$2,773,650
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	3,225,061
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,117,600
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	4,019,203
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	38,425,977
89,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Caa3	14,903,427
525	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	10/16 at 100.00	A3	527,231
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	A–	3,109,770
806,240	Total Tax Obligation/Limited			596,616,216
	Transportation – 20.1% (12.8% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 4.000%, 11/15/36	11/26 at 100.00	AA–	8,337,450
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	No Opt. Call	AA–	16,715,588
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA–	31,426,044
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30	5/23 at 100.00	AA–	7,306,051
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA–	570,235
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30	11/23 at 100.00	AA–	2,343,612
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31	11/23 at 100.00	AA–	16,817,080
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,144,178
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,887,700
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	11,491,181
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	9,272,997
3,400	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	3,574,522
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
1,180	5.000%, 1/01/35	1/26 at 100.00	A–	1,426,632
3,000	5.000%, 1/01/41	1/26 at 100.00	A–	3,607,770
24,815	5.000%, 1/01/46	1/26 at 100.00	A–	29,548,958
5,000	5.250%, 1/01/56	1/26 at 100.00	A–	6,087,300
7,500	4.000%, 1/01/56	1/26 at 100.00	A–	8,001,000
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
2,100	5.000%, 9/01/33	9/24 at 100.00	AA–	2,566,158
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,810,626
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,213,800
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	6,236,210
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,745,800
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
3,375	5.000%, 5/01/30	5/25 at 100.00	AA–	4,191,143
6,535	5.000%, 5/01/31	5/25 at 100.00	AA–	8,074,515
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,362,892
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,961,441

NUVEEN	47

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015:
$14,900	5.000%, 10/15/41	10/25 at 100.00	AA–	$18,072,210
9,000	5.250%, 10/15/55	10/25 at 100.00	AA–	11,007,180
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,387,060
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/16 at 100.00	Baa1	2,574,850
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	6,471,003
225,435	Total Transportation			267,233,186
	U.S. Guaranteed – 10.5% (6.7% of Total Investments) (5)
5,315	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	6,413,611
5,935	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (5)	6,232,700
4,205	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008D, 5.375%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (5)	4,421,810
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter's Hospital, Series 2008E, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (5)	1,050,160
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA (5)	1,142,900
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA (5)	1,142,900
10,840	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 (Pre-refunded 11/21/16) – FGIC Insured	11/16 at 100.00	AA (5)	10,879,674
9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (5)	9,716,498
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
1,595	5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (5)	1,645,099
5,205	5.000%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (5)	5,368,489
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	A2 (5)	3,215,280
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (5)	3,995,714
3,500	5.125%, 7/01/37 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (5)	3,615,080
3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AA– (5)	3,523,563
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (5)	1,021,293
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008-A:
3,540	5.750%, 5/01/27 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (5)	3,816,900
5,000	5.750%, 5/01/28 (Pre-refunded 5/01/18) – AGM Insured (UB)	5/18 at 100.00	AA (5)	5,391,100
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A:
5,980	5.750%, 5/01/27 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (5)	6,154,317
21,030	5.750%, 5/01/28 (Pre-refunded 5/01/17) – AGM Insured (UB)	5/17 at 100.00	AA (5)	21,643,026
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	11,196,124
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+ (5)	3,694,258

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A:
$4,000	5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	AA– (5)	$4,202,040
4,800	5.250%, 11/15/36 (Pre-refunded 11/15/17)	11/17 at 100.00	N/R (5)	5,042,448
985	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (5)	1,105,466
2,510	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (5)	2,571,570
4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Tender Option Bond Trust 2015-XF2178, 15.629%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured (IF)	8/17 at 100.00	AA (5)	4,790,318
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,129,670
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	5,403,977
131,075	Total U.S. Guaranteed			139,525,985
	Utilities – 9.7% (6.2% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,643,599
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	3,378,720
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,152,990
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,972,720
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,732,320
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	16,565,200
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	8,039,500
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	11,555,400
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	7,432,600
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	3,042,395
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,665,850
6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	No Opt. Call	BB+	6,587,230
9,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	11,234,430
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	11,610,900
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	26,757,362
132,375	Total Utilities			129,371,216
	Water and Sewer – 11.4% (7.3% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	6,056,292
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	5,145,850
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,936,151
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	12,172,800
5,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39	6/25 at 100.00	AA+	6,495,311

NUVEEN	49

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	$3,203,122
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36	6/25 at 100.00	AAA	3,824,274

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2016A:

8,055	5.000%, 6/15/31	6/26 at 100.00	AAA	10,226,306
7,000	5.000%, 6/15/32	6/26 at 100.00	AAA	8,837,430
7,000	5.000%, 6/15/33	6/26 at 100.00	AAA	8,802,290
5,840	5.000%, 6/15/34	6/26 at 100.00	AAA	7,320,265
8,650	5.000%, 6/15/35	6/26 at 100.00	AAA	10,808,002
13,690	4.000%, 6/15/46	6/26 at 100.00	AAA	15,299,807
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	26,587,504
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,331,354
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,550,584
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A, 5.250%, 6/01/36	6/25 at 100.00	AA+	8,795,779
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,989,539
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,567,303
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,298,446
127,350	Total Water and Sewer			152,248,409
$2,181,797	Total Long-Term Investments (cost $1,903,226,226)			2,082,780,521
	Floating Rate Obligations – (2.6)%			(34,325,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Preference – (5.9)% (6)			(79,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (50.0)% (7)			(663,800,000)
	Other Assets Less Liabilities – 1.8%			23,413,419
	Net Assets Applicable to Common Shares – 100%			$1,329,068,940

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.

(6)	Institutional MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 3.8%.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 31.9%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	NUVEEN

Statement of
	Assets and Liabilities	September 30, 2016

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Assets
Long-term investments, at value (cost $146,275,505, $32,774,686, $687,212,767, and $1,903,226,226, respectively)	$158,324,871		$36,904,410		$746,485,669		$2,082,780,521
Cash	54,777		643,431		2,013,937		—
Receivable for:
Interest	2,121,206		525,816		10,002,016		24,389,697
Investments sold	234,390		—		903,069		2,221,038
Deferred offering costs	—		—		1,109,356		3,128,780
Other assets	2,453		619		133,147		741,559
Total assets	160,737,697		38,074,276		760,647,194		2,113,261,595
Liabilities
Cash overdraft	—		—		—		1,002,977
Floating rate obligations	3,255,000		—		29,570,000		34,325,000
Payable for:
Dividends	449,112		117,912		1,715,012		4,553,501
Interest	—		—		193,715		—
Investments purchased	—		—		1,250,693		—
Offering Costs	—		—		87,948		15,979
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		—		79,000,000
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	—		—		147,000,000		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	—		—		89,000,000		663,800,000
Accrued expenses:
Management fees	62,322		18,409		379,250		992,483
Directors/Trustees fees	902		219		60,319		248,352
Other	31,333		10,884		117,915		254,363
Total liabilities	3,798,669		147,424		269,374,852		784,192,655
Net assets applicable to common shares	$156,939,028		$37,926,852		$491,272,342		$1,329,068,940
Common shares outstanding	15,199,762		2,349,612		31,126,546		87,618,504
Net asset value ("NAV") per common share outstanding	$10.33		$16.14		$15.78		$15.17
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$151,998		$23,496		$311,265		$876,185
Paid-in surplus	145,067,865		33,599,476		439,264,415		1,178,932,540
Undistributed (Over-distribution of) net investment income	858,776		659,024		1,417,176		1,005,749
Accumulated net realized gain (loss)	(1,188,977)		(484,868)		(8,993,416)		(31,299,829)
Net unrealized appreciation (depreciation)	12,049,366		4,129,724		59,272,902		179,554,295
Net assets applicable to common shares	$156,939,028		$37,926,852		$491,272,342		$1,329,068,940
Authorized shares:
Common	250,000,000		Unlimited		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited		Unlimited
N/A – Fund is not authorized to issue preferred shares.
See accompanying notes to financial statements.

NUVEEN	51

Statement of
	Operations	Year Ended September 30, 2016

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Investment Income	$7,185,203		$2,182,021		$31,546,367		$80,760,795
Expenses
Management fees	759,357		224,160		4,404,558		11,299,537
Interest expense and amortization of offering costs	27,050		—		2,224,679		3,148,160
Liquidity fees	—		—		829,416		4,313,017
Remarketing fees	—		—		90,483		545,558
Custodian fees	27,044		14,156		73,929		177,036
Directors/Trustees fees	4,242		1,070		18,466		51,467
Professional fees	26,208		22,775		74,858		147,868
Shareholder reporting expenses	20,322		7,632		34,401		78,399
Shareholder servicing agent fees	21,703		211		41,403		56,320
Stock exchange listing fees	7,867		527		9,486		28,083
Investor relations expenses	16,582		4,584		60,948		89,837
Other	15,744		10,670		40,012		253,163
Total expenses	926,119		285,785		7,902,639		20,188,445
Net investment income (loss)	6,259,084		1,896,236		23,643,728		60,572,350
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	273,717		75,059		201,495		1,651,871
Change in net unrealized appreciation (depreciation) of investments	4,139,413		109,681		17,259,101		70,163,041
Net realized and unrealized gain (loss)	4,413,130		184,740		17,460,596		71,814,912
Net increase (decrease) in net assets applicable to common shares from operations	$10,672,214		$2,080,976		$41,104,324		$132,387,262
See accompanying notes to financial statements.

52	NUVEEN

Statement of
Changes in Net Assets

	New York Value (NNY)		New York Value 2 (NYV)
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/16	9/30/15	9/30/16	9/30/15
Operations
Net investment income (loss)	$6,259,084	$6,086,644	$1,896,236	$1,576,403
Net realized gain (loss) from investments	273,717	544,393	75,059	169,093
Change in net unrealized appreciation (depreciation) of investments	4,139,413	(1,654,567)	109,681	(369,979)
Net increase (decrease) in net assets applicable to common shares from operations	10,672,214	4,976,470	2,080,976	1,375,517
Distributions to Common Shareholders
From net investment income	(5,958,922)	(5,926,075)	(1,480,256)	(1,504,692)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,958,922)	(5,926,075)	(1,480,256)	(1,504,692)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	88,520	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	88,520	—	—	—
Net increase (decrease) in net assets applicable to common shares	4,801,812	(949,605)	600,720	(129,175)
Net assets applicable to common shares at the beginning of period	152,137,216	153,086,821	37,326,132	37,455,307
Net assets applicable to common shares at the end of period	$156,939,028	$152,137,216	$37,926,852	$37,326,132
Undistributed (Over-distribution of) net investment income at the end of period	$858,776	$799,623	$659,024	$321,130
See accompanying notes to financial statements.

NUVEEN	53

Statement of Changes in Net Assets (continued)

	New York		New York
	Dividend Advantage (NAN)		AMT-Free Income (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/16	9/30/15	9/30/16	9/30/15
Operations
Net investment income (loss)	$23,643,728	$11,559,607	$60,572,350	$63,070,156
Net realized gain (loss) from investments	201,495	586,154	1,651,871	1,083,403
Change in net unrealized appreciation (depreciation) of investments	17,259,101	3,901,878	70,163,041	(2,701,209)
Net increase (decrease) in net assets applicable to common shares from operations	41,104,324	16,047,639	132,387,262	61,452,350
Distributions to Common Shareholders
From net investment income	(24,583,748)	(11,536,032)	(61,245,337)	(64,022,841)
From accumulated net realized gains	(90,267)	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(24,674,015)	(11,536,032)	(61,245,337)	(64,022,841)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	328,084,633	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(33,525)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	328,051,108	—	—
Net increase (decrease) in net assets applicable to common shares	16,430,309	332,562,715	71,141,925	(2,570,491)
Net assets applicable to common shares at the beginning of period	474,842,033	142,279,318	1,257,927,015	1,260,497,506
Net assets applicable to common shares at the end of period	$491,272,342	$474,842,033	$1,329,068,940	$1,257,927,015
Undistributed (Over-distribution of) net investment income at the end of period	$1,417,176	$2,183,376	$1,005,749	$1,343,806
See accompanying notes to financial statements.

54	NUVEEN

Statement of
	Cash Flows	Year Ended September 30, 2016

	New York	New York
	Dividend	AMT-Free
	Advantage	Income
	(NAN )	(NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$41,104,324	$132,387,262
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(153,355,428)	(352,336,506)
Proceeds from sales and maturities of investments	111,401,280	184,314,951
Taxes paid	(3,115)	(524)
Amortization (Accretion) of premiums and discounts, net	2,209,079	3,083,588
Amortization of deferred offering costs	286,281	310,719
(Increase) Decrease in:
Receivable for interest	(296,005)	(1,332,624)
Receivable for investments sold	7,101,931	(907,031)
Other assets	(6,660)	(147,504)
Increase (Decrease) in:
Payable for interest	118,772	—
Payable for investments purchased	(2,486,012)	—
Accrued management fees	28,105	103,403
Accrued Directors/Trustees fees	3,903	6,575
Accrued professional fees	(23,622)	(27,058)
Accrued reorganization expenses	(155,833)	—
Accrued other expenses	30,882	(54,197)
Net realized (gain) loss from investments	(201,495)	(1,651,871)
Change in net unrealized (appreciation) depreciation of investments	(17,259,101)	(70,163,041)
Net cash provided by (used in) operating activities	(11,502,714)	(106,413,858)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(180,000)	(355,000)
Proceeds from VMTP Shares issued, at liquidation preference	147,000,000	—
(Payments for) VMTP Shares exchanged, at liquidation preference	(94,000,000)	—
Proceeds from VRDP Shares, issued at liquidation preference	—	175,000,000
Increase (Decrease) in:
Cash overdraft	(7,381,641)	1,002,977
Floating rate obligations	(7,160,000)	(10,655,000)
Payable for offering costs	87,948	15,979
Cash distributions paid to common shareholders	(24,849,656)	(61,476,899)
Net cash provided by (used in) financing activities	13,516,651	103,532,057
Net Increase (Decrease) in Cash	2,013,937	(2,881,801)
Cash at the beginning of period	—	2,881,801
Cash at the end of period	$2,013,937	$—

	New York		New York
	Dividend		AMT-Free
	Advantage		Income
Supplemental Disclosure of Cash Flow Information	(NAN	)	(NRK	)
Cash paid for interest (excluding amortization of offering costs)	$1,819,610		$2,837,441
See accompanying notes to financial statements.

NUVEEN	55

Financial
Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
New York Value (NNY)
Year Ended 9/30:
2016	$10.01	$0.41		$0.30	$0.71	$(0.39)	$—	$(0.39)	$10.33	$10.33
2015	10.08	0.40		(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41		0.41	0.82	(0.39)	—	(0.39)	10.08	9.71
2013	10.41	0.40		(0.75)	(0.35)	(0.39)	(0.02)	(0.41)	9.65	8.97
2012	9.93	0.42		0.48	0.90	(0.42)	—	(0.42)	10.41	10.55

New York Value 2 (NYV)
Year Ended 9/30:
2016	15.89	0.81		0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67		(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68		0.76	1.44	(0.66)	—	(0.66)	15.94	14.44
2013	16.36	0.72		(1.25)	(0.53)	(0.67)	—	(0.67)	15.16	13.99
2012	15.36	0.72		0.95	1.67	(0.67)	—	(0.67)	16.36	16.33

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

56	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(c)

7.23%	10.56%	$156,939	0.60%		4.04%		15%
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23
(3.51)	(11.41)	146,522	0.61		3.97		21
9.23	16.11	157,979	0.65		4.14		10

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19
(3.36)	(10.46)	35,630	0.74		4.50		3
11.12	20.74	38,434	0.75		4.55		10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8- Borrowing Arrangements, where applicable, as follows:

New York Value (NNY)
Year Ended 9/30:
2016	0.02%
2015	0.01
2014	0.01
2013	0.01
2012	0.01

New York Value 2 (NYV)
Year Ended 9/30:
2016	—%
2015	—
2014	—
2013	—
2012	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
New York Dividend Advantage (NAN)
Year Ended 9/30:
2016	$15.26	$0.76		$0.55	$1.31	$(0.79)	$— *	$(0.79)	$—		$15.78	$15.33
2015	15.36	0.71		(0.04)	0.67	(0.77)	—	(0.77)	—	*	15.26	13.42
2014	14.33	0.67		1.12	1.79	(0.76)	—	(0.76)	—		15.36	13.33
2013	16.13	0.70		(1.71)	(1.01)	(0.76)	(0.03)	(0.79)	—		14.33	12.91
2012	15.01	0.73		1.19	1.92	(0.79)	(0.01)	(0.80)	—		16.13	16.00

New York AMT-Free Income (NRK)
Year Ended 9/30:
2016	14.36	0.69		0.82	1.51	(0.70)	—	(0.70)	—		15.17	14.12
2015	14.39	0.72		(0.02)	0.70	(0.73)	—	(0.73)	—		14.36	12.59
2014	13.57	0.76		0.88	1.64	(0.82)	—	(0.82)	—		14.39	12.80
2013	15.44	0.76		(1.87)	(1.11)	(0.74)	(0.02)	(0.76)	—		13.57	12.24
2012	15.03	0.66		0.46	1.12	(0.70)	(0.01)	(0.71)	—		15.44	15.29

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

58	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

8.77%	20.51%	$491,272	1.62%		4.86%		16%
4.47	6.53	474,842	1.70		4.71		17
12.79	9.29	142,279	2.55		4.54		20
(6.48)	(14.81)	132,767	2.35		4.51		14
13.05	23.20	149,417	2.37		4.71		9

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18
12.48	11.53	1,260,498	1.57		5.50		25
(7.40)	(15.46)	1,189,197	1.77		5.26		27
7.63	15.78	54,140	2.82		4.35		15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable and the interest expense and fees paid on borrowings, as described in Note 8- Borrowing Arrangements, where applicable, as follows:

New York Dividend Advantage (NAN)
Year Ended 9/30:
2016	0.65%
2015	0.50
2014	1.20
2013	1.26
2012	1.27

New York AMT-Free Income (NRK)
Year Ended 9/30:
2016	0.62%
2015	0.48
2014	0.58
2013	0.70
2012	1.59

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (continued)

	iMTP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Dividend Advantage (NAN)
Year Ended 9/30:
2016	$—	$—	$—	$—	$147,000	$308,166	$89,000	$308,166	$3.08
2015	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	55,360	33.98	—	—	—	—	—
2012	—	—	55,360	36.99	—	—	—	—	—

New York AMT-Free Income (NRK)
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	488,800	321,997	3.22
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012
New York Dividend Advantage (NAN)
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09	$10.08
Average Market Value per Share	10.04	Ω	10.09	10.11
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02	10.09
Average Market Value per Share	10.05	Ω	10.10	10.11

New York AMT-Free Income (NRK)
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01	10.14
Average Market Value per Share	10.04	Ω	10.07	10.10

Ω	For the period October 1, 2013 through June 13, 2014.
See accompanying notes to financial statements.

60	NUVEEN

Notes to Financial Statements

1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen New York Municipal Value Fund, Inc. (NNY) ("New York Value (NNY)")
• Nuveen New York Municipal Value Fund 2 (NYV) ("New York Value 2 (NYV)")
• Nuveen New York Dividend Advantage Municipal Fund (NAN) ("New York Dividend Advantage (NAN)")
• Nuveen New York AMT-Free Municipal Income Fund (NRK) ("New York AMT-Free Income (NRK)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New York Municipal Value 2 (NYV)), closed-end management investment companies. Common shares of New York Value 2 (NYV) were formerly traded on the NYSE MKT. New York Value (NNY) was incorporated under the state laws of Minnesota on July 14, 1987. New York Value 2 (NYV), New York Dividend Advantage (NAN) and New York AMT-Free Income (NRK) were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is September 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2016 (the "current fiscal period").
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.
Effective August 5, 2016, New York AMT-Free Income (NRK) changed its investment policy to require the Fund to invest 100% (previously 80%) of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in securities exempt from AMT. In addition, effective August 5, 2016, New York Value (NNY) and New York Dividend Advantage (NAN) have each added an investment policy to limit the amount of securities subject to AMT to no more than 20% of each Fund's managed assets.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

NUVEEN	61

Notes to Financial Statements (continued)
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities,

62	NUVEEN

the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$158,324,871	$—	$158,324,871

New York Value 2 (NYV)
Long-Term Investments*:
Municipal Bonds	$—	$36,904,410	$—	$36,904,410

New York Dividend Advantage (NAN)
Long-Term Investments*:
Municipal Bonds	$—	$743,620,424	$—	$743,620,424
Common Stocks	2,865,245	—	—	2,865,245
Total	$2,865,245	$743,620,424	$—	$746,485,669

New York AMT-Free Income (NRK)
Long-Term Investments*:
Municipal Bonds	$—	$2,082,780,521	$—	$2,082,780,521

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

NUVEEN	63

Notes to Financial Statements (continued)

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

64	NUVEEN

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
Floating Rate Obligations Outstanding	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Floating rate obligations: self-deposited Inverse Floaters	$3,255,000		$—		$29,570,000		$34,325,000
Floating rate obligations: externally-deposited Inverse Floaters	975,000		2,000,000		29,480,000		12,555,000
Total	$4,230,000		$2,000,000		$59,050,000		$46,880,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
Self-Deposited Inverse Floaters	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Average floating rate obligations outstanding	$3,255,000		$—		$34,949,781		$38,806,393
Average annual interest rate and fees	0.83%		—%		0.85%		0.61%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, New York AMT-Free Income (NRK) had outstanding borrowings under such liquidity facilities in the amount of $9,936,941, which are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
Floating Rate Obligations — Recourse Trusts	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000		$—		$8,475,000		$5,300,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	975,000		2,000,000		24,680,000		12,555,000
Total	$2,815,000		$2,000,000		$33,155,000		$17,855,000

NUVEEN	65

Notes to Financial Statements (continued)
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

			New York
	New York Value (NNY)		Dividend Advantage (NAN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/16	9/30/15	9/30/16	9/30/15
Common shares:
Issued in reorganizations	—	—	—	21,863,716
Issued to shareholders due to reinvestment of distributions	8,597	—	—	—
Repurchased and retired	—	—	—	(2,500)
Total	8,597	—	—	21,861,216
Weighted average common share:
Price per share repurchased and retired	—	—	—	$13.39
Discount per share repurchased and retired	—	—	—	14.44%
Preferred Shares
Institutional MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.

66	NUVEEN

As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
New York AMT-Free Income (NRK)	2017	15,800	$79,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
New York AMT-Free Income (NRK)	2017	October 1, 2017	April 1, 2015
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	New York
	AMT-Free
	Income
	(NRK	)
Average liquidation preference of iMTP Shares outstanding	$79,000,000
Annualized dividend rate	0.87%
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers." iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
New York Dividend Advantage (NAN)	2019	1,470	$147,000,000
During the current reporting period, New York Dividend Advantage (NAN) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing New York Dividend Advantage (NAN) issued an additional $53,000,000 Series 2019 VMTP Shares at liquidation preference to be invested in accordance with the Fund's investment policies.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated

NUVEEN	67

Notes to Financial Statements (continued)
but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
New York Dividend Advantage (NAN)	2019	August 1, 2019	July 1, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	New York
	Dividend
	Advantage
	(NAN	)
Average liquidation preference of VMTP Shares outstanding	$107,322,404
Annualized dividend rate	1.23%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
The Fund incurred offering costs of $180,000 in connection with its issuance of Series 2019 VMTP Shares, which was expensed as incurred and is recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
New York Dividend Advantage (NAN)	1	890	$89,000,000	March 1, 2040
New York AMT-Free Income (NRK)
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040
	5	1,750	$175,000,000	June 1, 2046
During the current reporting period, New York AMT-Free Income (NRK) issued $175,000,000 Series 5 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.

68	NUVEEN

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	New York		New York
	Dividend		AMT-Free
	Advantage		Income
	(NAN	)	(NRK	)
Average liquidation preference of VRDP Shares outstanding	$89,000,000		$536,614,208
Annualized dividend rate	0.36%		0.34%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. New York AMT-Free Income (NRK) incurred offering costs of $355,000 in connection with its issuance of Series 5 VRDP Shares. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2016
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VMTP Shares issued	2019	1,470	$147,000,000
VMTP Shares exchanged	2017	(940)	(94,000,000)
Net increase (decrease)		530	$53,000,000

	Year Ended
	September 30, 2015
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VMTP Shares issued in connection with the reorganization	2017	380	$38,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2016
	Series	Shares	Amount
New York AMT-Free Income (NRK)
VRDP Shares issued	5	1,750	$175,000,000

	Year Ended
	September 30, 2015
	Series	Shares	Amount
New York Dividend Advantage (NAN)
VRDP Shares issued in connection with the reorganization	1	890	$89,000,000

NUVEEN	69

Notes to Financial Statements (continued)
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Purchases	$25,221,677		$2,854,834		$153,355,428		$352,336,506
Sales and maturities	23,647,365		3,429,797		111,401,280		184,314,951
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Cost of investments:	$142,409,254		$32,220,572		$656,253,068		$1,864,230,014
Gross unrealized:
Appreciation	$13,502,551		$5,160,413		$64,356,069		$187,779,257
Depreciation	(843,549)		(476,575)		(3,693,444)		(3,554,258)
Net unrealized appreciation (depreciation) of investments	$12,659,002		$4,683,838		$60,662,625		$184,224,999
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and distribution reallocations resulted in reclassifications among the Funds' components of common share net assets as of September 30, 2016 the Funds' tax year end, as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Paid-in-surplus	$—		$—		$(249,241)		$(411,104)
Undistributed (Over-distribution of) net investment income	(241,009)		(78,086)		173,820		334,930
Accumulated net realized gain (loss)	241,009		78,086		75,421		76,174
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of September 30, 2016, the Funds' tax year end, were as follows:

70	NUVEEN

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Undistributed net tax-exempt income[1]	$738,964		$172,065		$2,185,644		$1,177,114
Undistributed net ordinary income[2]	4,168		56,200		64,173		37,190
Undistributed net long-term capital gains	—		—		—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2016, and paid on October 3, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended September 30, 2016 and September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
2016	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Distributions from net tax-exempt income[3]	$5,925,222		$1,480,256		$26,216,708		$64,020,915
Distributions from net ordinary income[2]	33,421		—		71,711		—
Distributions from net long-term capital gains[4]	—		—		89,876		—

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
2015	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Distributions from net tax-exempt income	$5,924,479		$1,478,603		$10,725,526		$65,503,448
Distributions from net ordinary income[2]	1,596		26,089		—		118,709
Distributions from net long-term capital gains	—		—		—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2016, as Exempt Interest Dividends.
[4]
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)[5]	(NRK	)
Capital losses to be carried forward – not subject to expiration	$1,188,977		$484,868		$9,134,094		$31,316,261

[5]	A portion of New York Dividend Advantage's (NAN) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended September 30, 2016, the Funds utilized capital loss carryforwards as follows:

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Utilized capital loss carryforwards	$514,726		$153,145		$277,753		$1,674,991
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

NUVEEN	71

Notes to Financial Statements (continued)
Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for New York Value (NNY) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
New York Value (NNY) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
For the period October 1, 2015 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) was calculated according to the following schedules:

New York Value 2 (NYV)
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

New York Dividend Advantage (NAN)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is calculated according to the following schedules:

New York Value 2 (NYV)
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

New York Dividend Advantage (NAN)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

72	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets (net assets for New York Value (NNY) and New York Value 2 (NYV)):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2016, the complex-level fee for each Fund was 0.1607%.

Other Transactions with Affiliates
 The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

	New York		New York
	Dividend		AMT-Free
	Advantage		Income
Inter-Fund Trades	(NAN	)	(NRK	)
Purchases	$23,740,000		$—
Sales	—		23,740,000

NUVEEN	73

8.            Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2015, (the only date utilized during the current fiscal period), the Funds borrowed the following amounts of the Unsecured Credit Line, each at an annualized interest rate of 1.68% on their respective outstanding balance.

					New York		New York
	New York		New York		Dividend		AMT-Free
	Value		Value 2		Advantage		Income
	(NNY	)	(NYV	)	(NAN	)	(NRK	)
Outstanding balance at December 31, 2015	$129,569		$15,179		$3,923,178		$5,036,327
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, New York AMT-Free Income (NRK) utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period were $22,530,864 and 1.69%, respectively. The Fund's maximum outstanding daily balance during the utilization period was $30,000,000. Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

74	NUVEEN

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	75

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

76	NUVEEN

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	77

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (the "Board," and each Director or Trustee a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of each Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board's effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board's evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.
In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a "Fund Adviser"); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.
As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team's assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser's organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members' review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds' compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.
The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser's additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser's (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser's efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer's report regarding the Adviser's compliance program, the Adviser's continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.
The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser's continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and

80	NUVEEN

pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen's investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.
As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.
B.   The Investment Performance of the Funds and Fund Advisers
The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser's analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.
In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:
• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.
• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.
• Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.
• The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen New York Municipal Value Fund, Inc. (the "Municipal Value Fund") and Nuveen New York Municipal Value Fund 2 (the "Municipal Value Fund 2"). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.
With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund's investment strategy and seeking exposure to that strategy (even if the strategy was "out of favor" in the marketplace) and knowing the fund's fee structure.
For the Municipal Value Fund, the Board noted that the Fund ranked in the fourth quartile for the one-, three-, and five-year periods and, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. In reviewing the comparative peer information, the Board recognized that the peer group was classified as low relevancy because the Fund is an unlevered fund and the funds in the peer group consist primarily of levered funds. The Board recognized that, as a result, the Fund can generally be expected to underperform levered funds in up markets and outperform levered funds in down markets. The Board recognized the Fund's positive absolute performance for the one-, three- and five-year periods. Given the Fund's investment mandate, the Board was satisfied with the explanation for the variance from peer performance and with the Fund's performance.
For the Municipal Value Fund 2, the Board noted that, although the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the Fund ranked in the fourth quartile in the one- and three-year periods. In addition, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. In reviewing the comparative peer information, the Board recognized that the peer group was classified as low relevancy because the Fund is an unlevered fund and the funds in the peer group consist primarily of levered funds. The Board recognized that, as a result, the Fund can generally be expected to underperform levered funds in up markets and outperform such funds in down markets. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods. Given the Fund's investment mandate, the Board was satisfied with the explanation for the variance from peer performance and with the Fund's performance.
For Nuveen New York Dividend Advantage Municipal Fund (the "Dividend Advantage Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund's performance had been satisfactory.
For Nuveen New York AMT-Free Municipal Income Fund (the "AMT-Free Fund"), the Board noted that, although the Fund ranked in the Performance Peer Group in the fourth quartile in the five-year period and the third quartile in the one- and three-year periods, the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

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C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.
In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Municipal Value Fund 2, the Dividend Advantage Fund and the AMT-Free Fund.
In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; differences in services provided; and differences in the states reflected in the Peer Universe can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund's fees and expenses. In addition, in reviewing a fund's fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund's expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.
The Independent Board Members noted that the Municipal Value Fund, the Municipal Value Fund 2 and the AMT-Free Fund had net management fees and net expense ratios below their peer averages and the Dividend Advantage Fund had a net expense ratio higher than its peer average, generally due to proxy solicitation and merger expenses, but a net management fee in line with its peer average.
Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).
The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.
The Board also was aware that, since the Funds had a sub-adviser, each Fund's management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen's adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen's revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen's operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.
The Board also considered Nuveen's adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen's adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA-CREF"), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

84	NUVEEN

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.
With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's levels of profitability were reasonable in light of the respective services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser's investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.
In addition, the Independent Board Members recognized the Adviser's ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.
Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.
In addition to the above, the Independent Board Members considered that the Funds' portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

86	NUVEEN

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	178

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					178

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
					178

NUVEEN	87

Board Members & O3cers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
					178

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					178

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	178

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	178

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					178

88	NUVEEN

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
					178

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	178

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2015-2016) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	178

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IzL 60606	Chief Administrative Officer	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014); Managing Director (since 2010) of Nuveen Investments Holdings, Inc.	74

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	179

NUVEEN	89

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	179

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	179

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	179

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	74

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	179

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					179

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	179

90	NUVEEN

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	179

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	179

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					179

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	91

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef
Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0916D 20917-INV-Y-11/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Dividend Advantage Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
September 30, 2016	$23,270	$0	$0	$257

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2015	$22,500	$9,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
September 30, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2016	$ 257	$ 0	$ 0	$ 257
September 30, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$9.68 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.89 million
*	Assets are as of September 30, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAN SECURITIES AS OF SEPTEMBER 30, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2016